SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549



                            FORM 8-K

                         CURRENT REPORT



 Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                             of 1934



Date of Report (Date of earliest event reported):  December 17, 1997


                  MODINE MANUFACTURING COMPANY
----------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)



      Wisconsin                1-1373             39-0482000
---------------------     ---------------     -------------------
   (State or other          (Commission         (I.R.S. Employer
   jurisdiction of          File Number)      Identification No.)
    incorporation)


1500 DeKoven Avenue, Racine, Wisconsin               53403
---------------------------------------------     -------------
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including
area code:                                       (414) 636-1200
                                                 --------------


                         NOT APPLICABLE
----------------------------------------------------------------------
 (Former name or former address, if changed since last report.)




           An Exhibit Index appears on Page 2 herein.





                        Page 1 of 7 pages
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Item 5.   Other Information.
          -----------------

     On December 17, 1997 the Board of Directors of Modine Manufacturing Company announced that Richard T. Savage, Chairman of the Board and Chief Executive Officer, will retire an an officer effective March 31, 1998. Mr. Savage will remain as Chairman. The Board also announced the election of Donald R. Johnson to the Board and his promotion, effective April 1, 1998 as President and Chief Executive Officer.

     A copy of the news release is attached hereto as Exhibit 20.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c)  Exhibits.
          --------

     Reference Number
     per Item 601 of
     Regulation S-K                                                  Page
     --------------                                                  ----


           1             Not applicable.

           2             Not applicable.

           4             Rights Agreement dated as of
                         October 16, 1986 between the
                         Registrant and First Chicago
                         Trust Company of New York
                         [formerly the First National
                         Bank of Chicago] (Rights Agent)
                         (filed by reference to the
                         Exhibit contained in the
                         Registrant's Annual Report on
                         Form 10-K for the fiscal year
                         ended March 31, 1997).

           4(a)          Amendment Number 1 to Rights
                         Agreement dated as of January 18,
                         1995 between the Registrant and
                         First Chicago Trust Company of
                         New York (Rights Agent) (filed
                         by reference to the exhibit
                         contained within the Registrant's
                         Current Report on Form 8-K dated
                         January 13, 1995).

     Reference Number
     per Item 601 of
     Regulation S-K                                                  Page
     --------------                                                  ----


           4(b)          Amendment Number 2 to Rights
                         Agreement dated as of January 18,
                         1995 between the Registrant and
                         First Chicago Trust Company of
                         New York (Rights Agent) (filed
                         by reference to the exhibit
                         contained within the Registrant's
                         Current Report on Form 8-K dated
                         January 13, 1995).

           4(c) Rights Agreement Amendment No. 3 dated as of October 15, 1996 between the Registrant and First Chicago Trust Company of New York (Rights Agent) (filed by reference to the exhibit contained within the Registrant's Current Report on
                         Form 8-A dated December 18, 1996.)

                         Note:  The amount of long-term debt
                         authorized under any instrument
                         defining the rights of holders of
                         long-term debt of the Registrant,
                         other than as noted above, does not
                         exceed ten percent of the total assets
                         of the Registrant and its subsidiaries
                         on a consolidated basis. Therefore, no
                         such instruments are required to be
                         filed as exhibits to this Form 8-K.
                         The Registrant agrees to furnish
                         copies of such instruments to
                         the Commission upon request.

           16            Not applicable.

           17            Not applicable.

          *20            News Release of Modine
                         Manufacturing Company dated
                         December 17, 1997.                           6

           23            Not applicable.

           24            Not applicable.

           27            Not applicable.



*Filed herewith.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 18, 1997.

                              MODINE MANUFACTURING COMPANY


                              By: D. R. JOHNSON
                                 ----------------------------------
                                   D. R. Johnson, President
                                   and Chief Operating Officer


                              By: W. E. PAVLICK
                                 ----------------------------------
                                   W. E. Pavlick, Senior Vice
                                   President, General Counsel,
                                   and Secretary